UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
June 24, 2020
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 24, 2020, the Board of Directors of Campbell Soup Company (the "Company") amended and restated the Company's By-Laws to restate Article I, Section 1 to read as follows:

Previous Version:

"The annual meeting of the stockholders of the Corporation shall be held at the principal office of the Corporation in New Jersey, or at such other place, within or without New Jersey, as may from time to time be designated by the Board of Directors and stated in the notice of the meeting, and on a date and at such time as may be fixed by the Board of Directors, for the purpose of electing directors of the Corporation, and for the transaction of such other business as may properly be brought before the meeting."

As Amended:

"The annual meeting of the stockholders of the Corporation shall be held at the principal office of the Corporation in New Jersey, or at such other place, within or without New Jersey, or, to the extent provided by law, in part or solely by means of remote communication, as may from time to time be determined by the Board of Directors and stated in the notice of the meeting, and on a date and at such time as may be fixed by the Board of Directors, for the purpose of electing directors of the Corporation, and for the transaction of such other business as may properly be brought before the meeting."

A copy of the Company’s By-Laws, as amended and restated, is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

3	By-Laws of Campbell Soup Company, amended and restated effective June 24, 2020.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

EXHIBIT INDEX

Exhibit No.

3	By-Laws of Campbell Soup Company, amended and restated effective June 24, 2020.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY

Date: June 25, 2020	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Deputy General Counsel